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                                                                    EXHIBIT 10.3



                                    FORM OF
                              CORVIS CORPORATION
                         2000 LONG TERM INCENTIVE PLAN
                         -----------------------------



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                              CORVIS CORPORATION
                              ------------------

                                  Certificate

     I,__________________, ___________________ of Corvis Corporation, having in my custody and possession the corporate records of said corporation, do hereby certify that attached hereto is a true and correct copy of Corvis Corporation 2000 Long Term Incentive Plan as in effect as of _____________, 2000.

     WITNESS my hand this ____ day of ______________, 2000.



                                        _____________________________
                                                 As Aforesaid
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                              CORVIS CORPORATION
                         2000 LONG TERM INCENTIVE PLAN
                         -----------------------------

     1.  Purpose; Effective Date.  Corvis Corporation 2000 Long Term Incentive
         -----------------------
Plan (the "Plan") has been established to increase stockholder value and to advance the interests of Corvis Corporation ("Corvis") and its subsidiaries (collectively, the "Company") by awarding equity and performance based incentives designed to attract, retain and motivate employees and consultants who perform services for the Company. As used in the Plan, the term "subsidiary" means any business, whether or not incorporated, in which Corvis has an ownership interest. The Plan shall be effective upon the later of its adoption by the Board of Directors of Corvis (the "Board") or its approval by the stockholders of Corvis (the "Effective Date"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards (as defined in Section 3) under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten year anniversary of the Effective Date.

     2.  Administration.
         --------------

     2.1.  Administration by Committee.  The Plan shall be administered by a
           ---------------------------
committee designated by the Board (the "Committee"), which Committee shall consist of two or more persons who constitute "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the meaning of Treas. Reg. (S) 1.162-27(e)(3).

     2.2.  Authority.  Subject to the provisions of the Plan, the Committee
           ---------
shall have the authority to (a) manage and control the operation of the Plan,
(b) conclusively interpret and construe the provisions of the Plan, and prescribe, amend and rescind rules, regulations and procedures relating to the Plan, (c) make Awards under the Plan, in such forms and amounts and subject to such restrictions, limitations and conditions as it deems appropriate, including, without limitation, Awards which are made in combination with or in tandem with other Awards (whether or not contemporaneously granted) or compensation or in lieu of current or deferred compensation, (d) modify the terms of, cancel and reissue, or repurchase outstanding Awards (including, but not limited to, repurchasing or settling any Option (as defined in subsection 5.1) in cash upon a Corporate Transaction (as defined in subsection 11.2)), (e) prescribe the form of agreement, certificate or other instrument evidencing any Award under the Plan, (f) correct any defect or omission and reconcile any inconsistency in the Plan or in any Award hereunder, (g) extend the exercise or vesting date of any Award under the Plan, (h) accelerate the vesting or exercise date of any Award under the Plan, and (i) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of the Plan; provided, however, that in no event shall the Committee cancel or modify any Option granted for the purpose of reissuing an additional option to the option holder at a lower option price. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons.

     2.3.  Delegation to Officers.  Notwithstanding the foregoing provisions of
           ----------------------
this Section 2, the Committee, subject to the terms and conditions of the Plan, may delegate to any officer of Corvis, if such individual is then serving as a member of the Board, the authority to act as a subcommittee of the Committee for purposes of making Awards under the Plan with respect to such number of shares as the Committee shall designate annually, to such employees of the Company who are not subject to section 16(a) of the Exchange Act as such officer shall determine in his or her sole discretion, and such officer shall have the authority and duties of the Committee with respect to such grants.

     3.  Participation.  Subject to the terms and conditions of the Plan, the
         -------------
Committee shall determine and designate, from time to time, from among the employees, consultants and directors who provide services to the Company those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, and subject to the terms of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant; provided, however, that Incentive Stock Options (as defined in subsection 5.1) under the Plan may only be granted to persons who are employees of Corvis and its subsidiary corporations (within the meaning of section 424(f) of Internal Revenue Code of 1986, as amended (the "Code")). Except as otherwise agreed by the Committee and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by the Company. For purposes of the Plan, the term "Award" shall mean any award or benefit granted to any Participant under the Plan.

     4.  Shares Subject to the Plan.
         --------------------------

     4.1.  Number of Shares Reserved. The shares of common stock of Corvis
           -------------------------
("Stock") with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by Corvis as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of subsection 4.4, the number of shares of Stock which may be issued with respect to Awards under the Plan shall not exceed 20,000,000, plus, if on January 1 of any year in which the Plan is in effect the number of shares of Stock with respect to which Awards may be granted is less than five percent (5%) of the number of outstanding shares of Stock on such date, an annual increase (determined as of January 1 of each year) to the lesser of (a) five percent (5%) of the number of outstanding shares of Stock on such date or (b) such other number of shares as determined by the Board.

     4.2.  Number of Shares for Incentive Stock Options.  Notwithstanding the
           --------------------------------------------
provisions of subsection 4.1 but subject to the provisions of subsection 4.4, the number of shares of Stock which may be issued with respect to Incentive Stock Options under the Plan shall not exceed 40,000,000.

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     4.3.  Reusage of Shares.
           -----------------

     (a) In the event of the termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any Award under the Plan, that number of shares of Stock that was subject to the Award but not delivered shall again be available for Awards under the Plan.

     (b) In the event that shares of Stock are delivered under the Plan as a Restricted Stock Award (as defined in Section 7) and are thereafter forfeited or reacquired by Corvis pursuant to rights reserved upon the award thereof, such forfeited or reacquired shares shall again be available for Awards under the Plan.

     (c) Notwithstanding the provisions of paragraphs (a) or (b), the following shares shall not be available for reissuance under the
           Plan: (i) shares with respect to which the Participant has received the benefits of ownership (other than voting rights), either in the form of dividends or otherwise; (ii) shares which are withheld from any Award or payment under the Plan to satisfy tax withholding obligations (as described in subsection 10.5); and (iii) shares which are surrendered to fulfill tax obligations (as described in subsection 10.5).

     4.4.  Adjustments to Shares Reserved.  In the event of any transaction
           ------------------------------
involving Corvis (including, without limitation, any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, extraordinary cash dividend, stock split, reverse stock split, combination, exchange or other distribution with respect to shares of Stock or other change in the corporate structure or capitalization affecting the Stock), the Committee may adjust Awards under the Plan to preserve the benefits or potential benefits of the Awards. Action by the Committee may include (a) adjustment of the number and kind of shares which are or may be subject to Awards under the Plan (b) adjustment of the number and kind of shares subject to outstanding Awards under the Plan, (c) adjustment to the exercise price of outstanding Awards under the Plan, and (d) any other adjustments that the Committee determines to be equitable.

     5.  Options.
         -------

     5.1.  Definitions.  The grant of an "Option" under this Section 5 entitles
           -----------
the Participant to purchase shares of Stock at the Option Price (as defined in subsection 5.3), subject to the terms of this Section 5. Options granted under this Section 5 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. A ANon-Qualified Stock Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

     5.2.  Restrictions Relating to Incentive Stock Options.  To the extent that
           ------------------------------------------------
the aggregate fair market value of Stock with respect to which Incentive Stock Options are exercisable for the

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first time by any individual during any calendar year (under all plans of Corvis and its subsidiary corporations (as defined in section 424(f) of the Code) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by section 422 of the Code.

     5.3.  Option Price.  The price at which shares of Stock may be purchased
           ------------
upon the exercise of an Option (the "Option Price") shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that in no event shall such price be less than the par value of a share of Stock on such date and, in the case of an Incentive Stock Option, in no event shall such price less than 100% of the Fair Market Value (as defined in subsection 10.11) of a share of Stock as of the date on which the Incentive Stock Option is granted.

     5.4.  Exercise.  Except as otherwise expressly provided in the Plan, an
           --------
Option may be exercised, in whole or in part, in accordance with terms and conditions established by the Committee at the time of grant; provided, however, that no Option shall be exercisable after the Expiration Date (as defined in Section 9) applicable to that Option. The full Option Price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of a cashless exercise arrangement approved by the Committee, payment may be made as soon as practicable after the exercise) and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. The Option Price shall be payable in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, as determined by the Committee and, to the extent provided by the Committee, a Participant may elect to pay the Option Price upon the exercise of an Option through a cashless exercise arrangement. The exercise of an Option will result in the surrender of the corresponding rights under a tandem Stock Appreciation Right (as defined in subsection 6.1), if any.

     5.5.  Post-Exercise Limitations.  The Committee, in its discretion, may
           -------------------------
impose such restrictions on shares of Stock acquired pursuant to the exercise of an Option (including stock acquired pursuant to the exercise of a tandem Stock Appreciation Right) as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Stock ownership by the Participant, and such other factors as the Committee determines to be appropriate.

     6.   Stock Appreciation Rights
          -------------------------

     6.1.  Definition.  Subject to the terms of this Section 6, a "Stock
           ----------
Appreciation Right" granted under the Plan entitles the Participant to receive, in cash or Stock, value equal to all or a portion of the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) a specified price which shall not be less than 100% of the Fair Market Value of the Stock at the time the Stock Appreciation Right is granted, or, if granted in tandem with an Option, the Option Price with respect to shares under the tandem Option.

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     6.2.  Exercise.  If a Stock Appreciation Right is not in tandem with an
           --------
Option, then the Stock Appreciation Right shall be exercisable in accordance with the terms established by the Committee at the time of the grant of such Stock Appreciation Right; provided, however, that no Stock Appreciation Right shall be exercisable after the Expiration Date applicable to that Stock Appreciation Right. If a Stock Appreciation Right is in tandem with an Option, then the Stock Appreciation Right shall be exercisable at the time the tandem Option is exercisable. The exercise of a Stock Appreciation Right will result in the surrender of the corresponding rights under the tandem Option.

     6.3.  Settlement of Award.  Upon the exercise of a Stock Appreciation
           -------------------
Right, the value to be distributed to the Participant, in accordance with subsection 6.1, shall be distributed in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, in the discretion of the Committee.

     6.4.  Post-Exercise Limitations.   The Committee, in its discretion, may
           -------------------------
impose such restrictions on shares of Stock acquired pursuant to the exercise of a Stock Appreciation Right as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, ownership of Stock by the Participant, and such other factors as the Committee determines to be appropriate.

     7.  Restricted Stock Awards.
         -----------------------

     7.1.  Definition.  Subject to the terms of this Section 7, a "Restricted
           ----------
Stock Award" under the Plan is a grant of shares of Stock to a Participant, the earning, vesting or distribution of which is subject to one or more conditions established by the Committee. Such conditions may relate to events (such as performance or continued service) occurring before or after the date the Restricted Stock Award is granted, or the date the Stock is earned by, vested in or delivered to the Participant. If the vesting of Restricted Stock Awards is subject to conditions occurring after the date of grant, the period beginning on the date of grant of a Restricted Stock Award and ending on the vesting or forfeiture of such Stock (as applicable) is referred to as the "Restricted Period". Restricted Stock Awards may provide for delivery of the shares of Stock at the time of grant, or may provide for a deferred delivery date.

     7.2.  Terms and Conditions of Restricted Stock Awards.  Beginning on the
           -----------------------------------------------
date of grant (or, if later, the date of distribution) of shares of Stock comprising a Restricted Stock Award, and including any applicable Restricted Period, the Participant, as owner of such shares, shall have the right to vote such shares; provided, however, that payment of dividends with respect to Restricted Stock Awards shall be subject to the following:

     (a) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Restricted Stock Award, and the shares have been distributed to the Participant, the Participant shall have all dividend rights (and other rights) of a stockholder with respect to such shares.

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     (b)   Prior to the date that a Participant has a fully earned and vested right to the shares comprising a Restricted Stock Award, the Committee, in its sole discretion, may award Dividend Rights (as defined below) with respect to such shares.

     (c) On and after the date that a Participant has a fully earned and vested right to the shares comprising a Restricted Stock Award, but before the shares have been distributed to the Participant, the Participant shall be entitled to Dividend Rights with respect to such shares, at the time and in the form determined by the Committee.

A "Dividend Right" with respect to shares comprising a Restricted Stock Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a share of Stock multiplied by the number of such shares. Dividend Rights shall be settled in cash or in shares of Stock, as determined by the Committee, shall be payable at the time and in the form determined by the Committee, and shall be subject to such other terms and conditions as the Committee may determine.

     8.  Performance Units.
         -----------------

     8.1.  Definition.  Subject to the terms of this Section 8, the Award of
           ----------
"Performance Units" under the Plan entitles the Participant to receive value for the units (which value may be stated either in cash or in units representing shares of Stock), which Performance Units are earned based on the satisfaction such conditions, restrictions and contingencies as determined by the Committee. The number of units earned, and the value received for them, will be contingent on the degree to which the criteria established at the time of grant of the Award are met.

     8.2.  Terms and Conditions of Awards.  For each Participant, the Committee
           ------------------------------
will determine the conditions, restrictions and contingencies applicable to any Performance Units and all other terms and conditions relating thereto.

     8.3.  Settlement.  Settlement of Performance Units shall be subject to the
           ----------
following:

     (a) Settlement of Performance Units earned shall be wholly in cash, wholly in Stock or in a combination of the two, to be distributed in a lump sum or installments, as determined by the Committee.

     (b) For Performance Units stated in units representing shares of Stock when granted, one share of Stock will be distributed for each unit earned, or cash will be distributed for each unit earned equal to either (i) the Fair Market Value of a share of Stock as of the date of the settlement, or (ii) the average Stock value over a period determined by the Committee.

     (c) For Performance Units stated in cash when granted, the value of each unit earned will be distributed in its initial cash value, or shares of Stock will be distributed

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           based on the cash value of the units earned divided by (i) the Fair
           Market Value of a share of Stock as of the date of the settlement, or
           (ii) the average Stock value over a period determined by the Committee.

     (d) Shares of Stock distributed in settlement of the Performance Units shall be subject to such vesting requirements and other conditions, if any, as the Committee shall determine. Without limiting the generality of the foregoing, the Committee may permit or require the deferral of any Performance Unit payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents and may include converting such credits into Stock equivalents.

     9.  Expiration of Awards.  The "Expiration Date" with respect to an Award
         --------------------
under the Plan means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Award shall not be later than the ten-year anniversary of the date on which the Award is granted. If a Stock Appreciation Right is in tandem with an Option, then the "Expiration Date" for the Stock Appreciation Right shall be the Expiration Date for the related Option.

     10. Miscellaneous.
         -------------

     10.1. Compliance with Applicable Laws; Limits on Distribution. Distribution
           -------------------------------------------------------
of shares of Stock or other amounts under the Plan shall be subject to the following:

     (a) Notwithstanding any other provision of the Plan, Corvis shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933 (the "1933 Act")) and the applicable regulations or requirements of any securities exchange or similar entity.

     (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) of the Exchange Act and the rules and regulations thereunder or to obtain any exemption therefrom.

     (c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any securities exchange or similar entity.

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

     (d) Prior to the delivery of any shares of Stock under the Plan, Corvis may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the 1933 Act.

     10.2. Performance-Based Compensation.  To the extent that the Committee
           ------------------------------
determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation", as that term is used in section 162(m)(4)(C) of the Code, it may, at or prior to the time an Award is granted, take such steps and impose such restrictions with respect to such Award as it determines to be necessary or desirable.

     10.3. Transferability.  Awards under the Plan are not transferable except
           ---------------
as designated by a Participant by will or by the laws of descent and distribution. To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant.

     10.4. Notices. Any notice or document required to be filed with the
           -------
Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of Corvis, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

     10.5. Withholding.  All distributions under the Plan are subject to
           -----------
withholding of applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Company shall be entitled to deduct from any payment under the Plan the amount of any tax required by law to be withheld with respect to such payment or may require any participant to pay such amount to the Company prior to and as a condition of making such payment. In addition, the Committee may, in its discretion and subject to such rules as it may adopt from time to time, permit a Participant to elect to have the Company withhold from any payment under the Plan (or to have the Company accept from the participant), for tax withholding purposes, shares of Stock, valued at their Fair Market Value, but in no event shall the Fair Market Value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the minimum Federal, state and local marginal tax rates then in effect that are applicable to the Participant and to the particular transaction.

     10.6. Form and Time of Elections.  Unless otherwise specified herein, each
           --------------------------
election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

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

     10.7.  Agreement With Corvis.  At the time of an Award to a Participant
            ---------------------
under the Plan, the Committee may require a Participant to enter into an agreement with Corvis (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     10.8.  Limitation of Implied Rights.
            ----------------------------

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to benefits or amounts, if any, payable under the Plan, unsecured by any assets of the Company. Nothing contained in the Plan shall constitute a guarantee by the Company that the assets of the Company shall be sufficient to pay any amounts or benefits to any person.

     (b) The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or other service of the Company, nor any right or claim to any benefit or payment under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of Corvis prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights.

     10.9.  Evidence.  Evidence required of anyone under the Plan may be by
            --------
certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     10.10. Gender and Number. Where the context admits, words in one gender
            -----------------
shall include the other gender, words in the singular shall include the plural and the plural shall include the singular.

     10.11. Definition of Fair Market Value. For purposes of the Plan, the "Fair
            -------------------------------
Market Value" of a share of common stock of Corvis as of any date shall be the closing market composite price for such Stock as reported on the Nasdaq National Market on that date or, if Stock is not traded on that date, on the immediately preceding date on which Stock was traded. In the event that the Stock is not listed for trading on a national exchange or quoted on an inter-dealer quotation system, the Fair Market Value shall be determined by the Committee.

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

     11.  Corporate Transaction.
          ---------------------

     11.1.  Acceleration. Except as otherwise provided in the Plan or the
            ------------
Agreement reflecting the applicable Award:

     (a) If, within 24 months following the occurrence of a Corporate Transaction, a Participant's employment or service with the Company is terminated by the Company for reasons other than Cause (as defined below), then:

            (i) all outstanding Options (regardless of whether in tandem with Stock Appreciation Rights) and Stock Appreciation Rights (regardless of whether in tandem with Options) shall become fully exercisable;

            (ii)  all Restricted Stock Awards shall become fully vested; and

            (iii) Performance Units may be paid out in such manner and amounts as determined by the Committee.

            For purposes of this paragraph (a), the term "Cause" shall mean (1) habitual intoxication, (2) illegal drug use or illegal drug addiction, (3) conviction of a felony (or plea of guilty or nolo contendre), (4) a material failure or inability to perform duties or obligations as an employee, consultant or director, other than from illness or injury, (5) willful misconduct or negligence in the performance of duties or obligations as an employee, consultant or director, or (6) in the case of any Participant who is a party to an employment agreement or other arrangement pursuant to which the Participant provides services to the Company, any act or failure to act which would constitute cause under such agreement or arrangement.

     (b) If, within 24 months following the occurrence of a Corporate Transaction, a Participant terminates his employment or service with the Company for Good Reason (as defined below), then:

            (i) fifty percent (50%) of all outstanding unvested Options (regardless of whether in tandem with Stock Appreciation Rights) and unvested Stock Appreciation Rights (regardless of whether in tandem with Options) shall become fully exercisable;

            (ii) fifty percent (50%) of all Restricted Stock Awards shall become fully vested; and

            (iii) Performance Units may be paid out in such manner and amounts as determined by the Committee.

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

            For purposes of this paragraph (b), the term "Good Reason" shall mean (1) a material reduction in the Participant's compensation, (2) a material reduction in the Participant's position, duties or responsibilities, (3) a requirement that the Participant move his principal residence because his primary place of employment or service is moved to a location greater than fifty (50) miles away from its then current location, or (4) Corvis (or a successor) has not paid to the Participant when due any salary, bonus or other material benefit.

     11.2.  Definition of Corporate Transaction.  For purposes of the Plan, the
            -----------------------------------
term "Corporate Transaction" means the first to occur of any of the following:

     (a) any sale, lease, exchange, or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of Corvis;

     (b) individuals who, as of the Effective Date, constitute the entire Board ("Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election was approved by a vote of a majority of the then Incumbent Directors shall be, for the purpose of this provision, considered as though such individual were an Incumbent Director;

     (c) any consolidation or merger of Corvis with any other entity where the stockholders of Corvis immediately prior to the consolidation or merger (other than any stockholder directly or indirectly acquiring control in said consolidation or merger), would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, fifty percent (50%) of the combined voting power of all of the outstanding securities of the entity issuing cash or securities in the consolidation or merger (or its parent corporation, if any);

     (d) a person or entity becomes the beneficial owner, directly or indirectly, of securities of Corvis representing seventy-five (75%) or more of the total number of votes that may be cast for the election of the directors of Corvis; or

     (e) the Board, by vote of a majority of all of the directors, adopts a resolution to the effect that a Corporate Transaction has occurred for purposes of the Plan.

Notwithstanding any other provision of this Section 11 to the contrary, an initial public offering of Corvis' Stock shall not constitute a Change in Control for purposes of the Plan.

     12.    Amendment and Termination.
            -------------------------

     The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 4.4 (relating to certain adjustments to shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any Award made under the Plan prior to the date such amendment is adopted by the Board. Notwithstanding the foregoing or any other provision of the Plan or any Award agreement, the Board or the Committee may amend the Plan or the terms of any Award to the extent it deems necessary to preserve pooling-of-interest accounting treatment for any transaction which is intended to be accounted for through such accounting method.

                                      -12-